                                                                    EXHIBIT 99.1

                      BAY VIEW SECURITIZATION CORPORATION
                      FOR REMITTANCE DATE:  MARCH 31, 1997

A.  PRINCIPAL BALANCE RECONCILIATION

                                                    A-1                     A-2                 TOTAL             NUMBER OF ACCOUNTS
                                        --------------------------------------------------------------------------------------------
(A)  Original Principal Balance                  200,979,000.00           52,245,989.00     253,224,989.00                    21,106

                                        --------------------------------------------------------------------------------------------

(B)  Beginning Period Principal Balance          179,951,780.47           52,245,989.00     232,197,769.47                    20,168

                                        --------------------------------------------------------------------------------------------

(C)  Collections (Regular Payments)                5,194,132.92                    0.00       5,194,132.92                       N/A

                                        --------------------------------------------------------------------------------------------

(D)  Collections (Principal Payoffs)               4,699,937.08                    0.00       4,699,937.08                       541

                                        --------------------------------------------------------------------------------------------

(E)  Collections (Principal Recoveries)                    0.00                    0.00               0.00
                                        --------------------------------------------------------------------------------------------

(F)  Withdrawal from Payahead (Principal)                  0.00                    0.00               0.00                       N/A

                                        --------------------------------------------------------------------------------------------

(G)  Principal Reductions                             29,449.70                    0.00          29,449.70
                                        --------------------------------------------------------------------------------------------

(H)  Gross Charge Offs                                     0.00                    0.00               0.00                         0

                                        --------------------------------------------------------------------------------------------

(I)  Repurchases                                      11,194.23                    0.00          11,194.23                         1

                                        --------------------------------------------------------------------------------------------

(J)  Ending Balance                              170,017,066.54           52,245,989.00     222,263,055.54                    19,628

                                        --------------------------------------------------------------------------------------------


   Notional Principal Balance:
(K)  Beginning                                                                              156,693,745.50
                                                                                       -------------------
(L)  Ending                                                                                 147,606,056.15
                                                                                       -------------------

(M)  Certificate Factor                              84.5944435%            100.0000000%        87.7729550%
                                        ------------------------------------------------------------------
B.  CASH FLOW RECONCILIATION
                                                                                                TOTAL
                                                                                       -------------------
(A)  Cash Wired                                                                              13,104,443.25
                                                                                       -------------------
(B)  Interest Wired/Earned                                                                       47,539.36
                                                                                       -------------------
(C)  Withdrawal from Payahead Account                                                                 0.00
                                                                                       -------------------
(D)  Advances                                                                                   672,370.18
                                                                                       -------------------
(E)  Repurchases                                                                                 11,194.23
                                                                                       -------------------
(F)  Gross Charge-Off Recoveries                                                                      0.00
                                                                                       -------------------
(G)  Gross Charge-Off Advances                                                                        0.00
                                                                                       -------------------
(H)  Spread Account Withdrawal                                                                        0.00
                                                                                       -------------------
(I)  "A" Surety Bond Draw for "I" Interest                                                            0.00
                                                                                       -------------------
(J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                            0.00
                                                                                       -------------------
(K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                             0.00
                                                                                       -------------------

             TOTAL COLLECTIONS                                                               13,835,547.02
                                                                                       -------------------

C.  TRUSTEE DISTRIBUTION
                                                                                                TOTAL
                                                                                       -------------------
(A)  Total Cash Flow                                                                         13,835,547.02
                                                                                       -------------------
(B)  Unrecovered Interest Advances                                                                    0.00
                                                                                       -------------------
(C)  Servicing Fee (Due and Unpaid)                                                             193,498.14
                                                                                       -------------------
(D)  Interest to "A-1" Certificate Holders, including Overdue                                   943,247.25
                                                                                       -------------------
(E)  Interest to "A-2" Certificate Holders, including Overdue                                   286,917.56
                                                                                       -------------------
(F)  Interest to "I" Certificate Holders, including Overdue                                     411,321.08
                                                                                       -------------------
(G)  Principal to "A-1" Certificate Holders, including Overdue                                9,934,713.93
                                                                                       -------------------
(H)  Principal to "A-2" Certificate Holders, including Overdue                                        0.00
                                                                                       -------------------
(I)  Reinsurance Fee                                                                                  0.00
                                                                                       -------------------
(J)  Surety Bond Fee                                                                             41,288.83
                                                                                       -------------------
(K)        First Loss Protection                                              12,264.11
                                                                    -------------------
(L)        Surety Bond Premium                                                29,024.72
                                                                    -------------------
(M)  Interest Advance Recovery Payments                                                               0.00
                                                                                       -------------------
(N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                             0.00
                                                                                       -------------------
(O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                             0.00
                                                                                       -------------------
(P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                               0.00
                                                                                       -------------------

                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  March 31, 1997

(Q)  Deposit to Payahead                                                                        111,609.71
                                                                                       -------------------
(R)  Bank Account Interest to Servicer                                                           47,539.36
                                                                                       -------------------
(S)  Excess Yield                                                                             1,865,411.16
                                                                                       -------------------
             BALANCE                                                                                  0.00
                                                                                       -------------------

D.  SPREAD ACCOUNT AND SURETY
       RECONCILIATION
                                                                      SPREAD ACCOUNT         SURETY BOND
                                                               -------------------------------------------
(A)  Beginning Balance                                                       976,397.31     234,263,521.50
                                                               -------------------------------------------
(B)  Additions to Spread Amount                                            1,865,411.16                N/A
                                                               -------------------------------------------
(C)  Interest Earned
                                                               -------------------------------------------
(D)  Draws                                                                         0.00               0.00
                                                               -------------------------------------------
(E)  Reimbursement for Prior Draws                                                  N/A               0.00
                                                               -------------------------------------------
(F)  Distribution of Funds to Servicer                                             0.00               0.00
                                                               -------------------------------------------
(G)  Ending Balance                                                        2,841,808.47     223,121,642.26
                                                               -------------------------------------------
(H)  Required Balance                                                      2,902,472.12     223,121,642.26
                                                               -------------------------------------------
(I)  Distribution to "IC" Class                                                    0.00
                                                               ------------------------


E.  CURRENT RECEIVABLES DELINQUENCY
         #PAYMENT DELINQUENCY                       NUMBER                 BALANCE
         --------------------
                                        -----------------------------------------------
(A)  31-60                                                   55              522,339.76
                                        -----------------------------------------------
(B)  61-90                                                   32              291,498.58
                                        -----------------------------------------------
(C)  91+                                                      0                    0.00
                                        -----------------------------------------------
(D)  Total                                                   87              813,838.34
                                        -----------------------------------------------


F.  EXCESS YIELD
                                                  EXCESS YIELD               POOL                 EXCESS
               MONTH                                 BALANCE                BALANCE               YIELD %
               -----
                                        ------------------------------------------------------------------
(A)  Current                                       1,865,411.16          222,263,055.54             0.8393%
                                        ------------------------------------------------------------------
(B)  1st Previous                                    908,876.61          232,197,769.47             0.3914%
                                        ------------------------------------------------------------------
(C)  2nd Previous                                     67,520.70          241,523,355.39             0.0280%
                                        ------------------------------------------------------------------
(D)  3rd Previous                                          0.00                    0.00             0.0000%
                                        ------------------------------------------------------------------
(E)  4th Previous                                          0.00                    0.00            #DIV/01
                                        ------------------------------------------------------------------
(F)  5th Previous                                          0.00                    0.00            #DIV/01
                                        ------------------------------------------------------------------
(G)  Six Month Rolling Excess Yield                        0.00                    0.00            #DIV/01
                                        ------------------------------------------------------------------


G.  DELINQUENCY RATE (30+)
                    MONTH                        MONTH BALANCE            POOL BALANCE               %
                    -----               ------------------------------------------------------------------
(A)  Current                                         813,838.34          222,263,055.54             0.3662%
                                        ------------------------------------------------------------------
(B)  1st Previous                                    444,255.49          232,197,769.47             0.1913%
                                        ------------------------------------------------------------------
(C)  2nd Previous                                     16,879.73          241,523,355.39             0.0070%
                                        ------------------------------------------------------------------
(D)  Three-Month Rolling Average                     424,991.19          231,994,726.80             0.1832%
                                        ------------------------------------------------------------------


H.  NET LOSS RATE
                                                                          LIQUIDATION        AVERAGE             DEFAULTED
                   MONTH                                 BALANCE            PROCEEDS         BALANCE           (ANNUALIZED)
                   -----
                                        ----------------------------------------------------------------------------------
(A)  Current                                               0.00                    0.00     227,230,412.51          0.0000%
                                        ----------------------------------------------------------------------------------
(B)  1st Previous                                          0.00                    0.00     236,860,562.43          0.0000%
                                        ----------------------------------------------------------------------------------
(C)  2nd Previous                                          0.00                    0.00     247,374,172.20          0.0000%
                                        ----------------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net
       Default Rate                                        0.00                    0.00     237,155,049.04          0.0000%
                                        ----------------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  March 31, 1997

I.  CHARGE-OFF / RECOVERIES
                                                            NUMBER                 BALANCE
                                                  -----------------------------------------------
(A)  Collection Period Charge-Off Receivables                           0                    0.00
                                                  -----------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                           0                    0.00
                                                  -----------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                        0                    0.00
                                                  -----------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                  0                    0.00
                                                  -----------------------------------------------



J. REPOSSESSIONS
                                                  -----------------------------------------------
(A)  Collection Period Repossessions                                   40              463,478.98
                                                  -----------------------------------------------
(B)  Aggregate Repossessions                                           92            1,157,323.32
                                                  -----------------------------------------------
(C)  Unliquidated Repossessions                                        85              819,085.29
                                                   -----------------------------------------------


K.  FORCED PLACE INSURANCE
                                                  -----------------------------------------------
(A)  FPI Charge-Offs                                                    0                    0.00
                                                  -----------------------------------------------
(B)  FPI Canceled/Waived/Removed/Reversed                               0                    0.00
                                                  -----------------------------------------------


L.  PAYAHEAD RECONCILIATION
                                                  -----------------------
(A)  Beginning Balance                                         654,310.41
                                                  -----------------------
(B)  Deposit                                                   111,609.71
                                                  -----------------------
(C)  Withdrawal                                                      0.00
                                                  -----------------------
(D)  Ending Balance                                            765,920.12
                                                  -----------------------







Approved By:     /s/ Michael A. Benavides
                 ------------------------
                 Michael A. Benavides
                 Vice President, Controller
                 California Thrift & Loan